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                                                                   Exhibit 10.26

                          H&E EQUIPMENT SERVICES L.L.C.
                          TRADEMARK SECURITY AGREEMENT
                       (IN FAVOR OF THE COLLATERAL AGENT)

THIS TRADEMARK SECURITY AGREEMENT, dated as of June 17, 2002 (this "TRADEMARK SECURITY AGREEMENT") between H&E Equipment Services L.L.C., a Louisiana limited liability company (the "GRANTOR") and The Bank of New York in its capacity as trustee (in such capacity, the "TRUSTEE") and collateral agent (in such capacity, the "COLLATERAL AGENT") under the Indenture and Security Agreement referred to below.

WHEREAS:

(A) Pursuant to the terms, conditions and provisions of the Indenture dated as of the date hereof (as it may be amended, restated, supplemented or otherwise modified and in effect from time to time, the "INDENTURE") among H&E Equipment Services L.L.C., a Louisiana limited liability company ("H&E LLC"), H&E Finance Corp., a Delaware corporation (together with H&E LLC, each individually an "ISSUER" and collectively the "ISSUERS"), the guarantors named therein and the Collateral Agent, the Issuers are issuing, as of the date hereof $200,000,000 of 11?% Senior Secured Notes due 2012, and may, from time to time, issue additional notes in accordance with the provisions of the Indenture (collectively, the "NOTES");

(B) Pursuant to that certain H&E Equipment Services L.L.C. Trademark Security Agreement dated as of the date hereof by the Grantor in favor of General Electric Capital Corporation, as collateral agent for the secured parties therein (the "CREDIT AGREEMENT AGENT"), the Grantor has granted to the Credit Agreement Agent a first-priority lien and security interest in the Trademark Collateral (as defined below) pursuant to the Credit Agreement dated as of June 17, 2002 among Grantor, Great Northern Equipment, Inc., a Montana corporation (together with Grantor each individually, a "`BORROWER," and collectively, and jointly and severally, the "BORROWERS"), the other Persons named therein as lenders from time to time (the "LENDERS"), the other Persons named therein as credit parties (the "CREDIT PARTIES"), Credit Agreement Agent, as Arranger, Bank of America, N.A., as Syndication Agent and Fleet Capital Corporation, as Documentation Agent, the Lenders have agreed to make available to Borrowers, upon the terms and conditions thereof, certain revolving credit facilities;

(C) In order to induce the Trustee to enter into the Indenture and the Initial Purchasers to purchase the Notes, the Grantor, pursuant to the terms of the Indenture and the H&E Equipment Services L.L.C. Security Agreement (in favor of the Collateral Agent) (including all annexes, exhibits or schedules thereto, as from time to time amended, restated, supplemented or otherwise modified, the "SECURITY AGREEMENT"), dated as of the date hereof, by the Grantor in favor of the Trustee as the Collateral Agent for the benefit of the present and future Holders of Secured Obligations (as defined below), has agreed to grant the Collateral Agent a continuing Lien on the Trademark Collateral and a security interest in the Trademark Collateral in accordance with this Trademark Security Agreement;

(D) Pursuant to the Security Agreement, the Grantor is required to execute and deliver to the Trustee as the Collateral Agent for the benefit of the present and future Holders of Secured Obligations this Trademark Security Agreement; and

(E)  To the extent and upon the terms set forth in Article 10 of the Indenture,
     (i) the Liens granted by this Trademark Security Agreement as security for the Secured Obligations upon any and all of

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     the Trademark Collateral are subordinate in ranking to all present and future Priority Liens upon any and all of the Trademark Collateral; and
     (ii) the Note Liens upon any and all Trademark Collateral will be of equal ranking with all present and future Parity Liens.

NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained and in order to induce the Trustee to enter into the Indenture and the Initial Purchasers to purchase the Notes, the Grantor hereby agrees with the Trustee as the Collateral Agent for the benefit of the present and future Holders of Secured Obligations follows:

1.   DEFINED TERMS

     All capitalized terms used but not otherwise defined herein have the meanings given to them in the Indenture. The following terms shall have (unless otherwise provided elsewhere in this Trademark Security Agreement) the following respective meanings (such meanings being equally applicable to both the singular and plural form of the terms defined):

     "HOLDERS OF SECURED OBLIGATIONS" means the Holders of Notes and all other Persons who at any time hold or acquire any interest in, or any right to enforce, any of the Secured Obligations;

     "TRADEMARK COLLATERAL" has the meaning assigned to such term in Section 2 hereof;

     "TRADEMARK LICENSE" means rights under any written agreement now owned or hereafter acquired by any Obligor granting any right to use any Trademark; and

     "TRADEMARKS" means all of the following now owned or hereafter existing, adopted or acquired by any Obligor: (a) all trademarks, trade names, limited liability company names, corporate names, business names, trade styles, service marks, logos, other source or business identifiers, prints and labels on which any of the foregoing have appeared or appear, designs and general intangibles of like nature (whether registered or unregistered), all registrations and recordings thereof, and all applications in connection therewith, including registrations, recordings and applications in the United States Patent and Trademark Office or in any similar office or agency of the United States, any state or territory thereof, or any other country or any political subdivision thereof, (b) all reissues, extensions or renewals thereof, and (c) all goodwill associated with or symbolized by any of the foregoing;

     "SECURED OBLIGATIONS" means all liability of the Grantor, whenever incurred or arising, under, for or in respect of the Notes, the Subsidiary Guarantees and any and all other present and future Note Obligations.

2.   GRANT OF SECURITY INTEREST IN TRADEMARK COLLATERAL

     To secure the payment of the Secured Obligations, the Grantor hereby grants to the Trustee as the Collateral Agent on behalf of the present and future Holders of Secured Obligations, a continuing security interest in all of the Grantor's right, title and interest in, to and under the following, whether presently existing or hereafter created or acquired (collectively, the "TRADEMARK COLLATERAL"):

     (a) all of its Trademarks and Trademark Licenses to which the Grantor is a party including those referred to on Schedule I;

     (b)  all reissues, continuations or extensions of the foregoing;

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     (c)  all goodwill of the business connected with the use of, and symbolized by, each Trademark and each Trademark License; and

     (d) all products and proceeds of the foregoing, including, without limitation, any claim by the Grantor against third parties for past, present or future (i) infringement or dilution of any Trademark or Trademark licensed under any Trademark License or (ii) injury to the goodwill associated with any Trademark or any Trademark licensed under any Trademark License.

3.   SECURITY AGREEMENT

     The security interests granted pursuant to this Trademark Security Agreement are granted in conjunction with the security interests granted to the Collateral Agent for the benefit of all present and future Holders of Secured Obligations, pursuant to the Security Agreement. The Grantor hereby acknowledges and affirms that the rights and remedies of the Collateral Agent with respect to the security interest in the Trademark Collateral made and granted hereby are more fully set forth in the Security Agreement, the terms and provisions of which are incorporated by reference herein as if fully set forth herein.

4.   TERMINATION OF THIS TRADEMARK AGREEMENT

     The security interests granted hereby shall continue in full force and effect until released in accordance with the provisions of the Indenture.

5.   COUNTERPARTS

     This Agreement may be executed in any number of counterparts, which shall, collectively and separately, constitute one agreement.

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IN WITNESS WHEREOF, the Grantor has caused this Trademark Security Agreement to be executed and delivered by its duly authorized officer as of the date first set forth above.

H&E EQUIPMENT SERVICES L.L.C.,

as the Grantor


By:  /s/ T. Eastman
     Name: T. Eastman
     Title: CFO and Assistant Secretary

ACCEPTED AND ACKNOWLEDGED BY:

THE BANK OF NEW YORK,
as the Trustee and the Collateral Agent


By:  /s/ M. Ciesmelewski
     Name: M. Ciesmelewski
     Title: Authorized Signatory

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                            ACKNOWLEDGMENT OF GRANTOR

STATE OF NEW YORK   )
                    ) ss.
COUNTY OF NEW YORK  )


On this 16th day of June, 2002 before me personally appeared Terence Eastman, proved to me on the basis of satisfactory evidence to be the person who executed the foregoing instrument on behalf of H&E Equipment Services L.L.C., who being by me duly sworn did depose and say that he/she is an authorized officer of said corporation, that the said instrument was signed on behalf of said corporation as authorized by its Board of Directors and that he/she acknowledged said instrument to be the free act and deed of said corporation.

                                                   /s/ Jeffrey Gimpel
                                             -----------------------------------
                                                                 Notary Public